UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Dated October 29, 2007
of
AGCO CORPORATION
A Delaware Corporation
IRS Employer Identification No. 58-1960019
SEC File Number 1-12930
4205 River Green Parkway
Duluth, Georgia 30096
(770) 813-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 25, 2007, the Board of Directors of AGCO Corporation (the “Company”) amended Article V of the Company’s Amended and Restated By-Laws, effective as of October 25, 2007, to better allow for the issuance of uncertificated shares of the Company’s stock and thereby facilitate the Company’s participation in the Direct Registration System, which is the book-entry only system administered by The Depository Trust Company.
The full text of the Amended and Restated By-laws of the Company, amended as described above, is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by this reference.
Item 9.01. Exhibits.
The following exhibit is filed with this report:
3.1	Amended and Restated By-laws of AGCO Corporation, as amended through October 25, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

	By:	/s/ Andrew H. Beck

Andrew H. Beck Senior Vice President and Chief Financial Officer

Dated: October 29, 2007

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of AGCO Corporation, as amended through October 25, 2007.